EXHIBIT 10.69

GUARANTY AND PLEDGE AGREEMENT

dated as of December 15, 2006

among

LECG, LLC

and

THE OTHER PARTIES HERETO,

as Grantors,

and

LASALLE BANK NATIONAL ASSOCIATION,

as the Administrative Agent

GUARANTY AND PLEDGE AGREEMENT

THIS GUARANTY AND PLEDGE AGREEMENT dated as of December 15, 2006 (this “Agreement”) is entered into among LECG, LLC (the “Company”) and each other Person signatory hereto as a Grantor (together with any other Person that becomes a party hereto as provided herein, the “Grantors”) in favor of LASALLE BANK NATIONAL ASSOCIATION, as the Administrative Agent for all the Lenders party to the Credit Agreement (as hereafter defined).

The Lenders have severally agreed to extend credit to the Company pursuant to the Credit Agreement.  The Company is affiliated with each other Grantor.  The proceeds of credit extended under the Credit Agreement will be used in part to enable the Company and the Parent (as defined below) to make valuable transfers to each other and the other Grantors in connection with the operation of their respective businesses.  The Company and the other Grantors are engaged in interrelated businesses, and each Grantor will derive substantial direct and indirect benefit from extensions of credit under the Credit Agreement.  It is a condition precedent to each Lender’s obligation to extend credit under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of all the Lenders.

In consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to extend credit thereunder, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

SECTION 1  DEFINITIONS.

1.1           Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

1.2           When used herein the following terms shall have the following meanings:

Agreement has the meaning set forth in the preamble hereto.

Collateral means (a) all of the Pledged Notes, now owned or at any time hereafter acquired by any Grantor or in which any Grantor now has or at any time in the future may acquire any right, title or interest, (b) all books and records pertaining to any of the foregoing, (c) all Proceeds and products of any of the foregoing, and (d) all collateral security and guaranties given by any Person with respect to any of the foregoing.  Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

Company Obligations means all Obligations of the Company.

Guarantor Obligations means, collectively, with respect to each Guarantor, all Obligations of such Guarantor.

Guarantors means the collective reference to each Grantor other than the Company, if any.

Intercompany Note means any promissory note evidencing loans made by any Grantor to any other Grantor.

Paid in Full means (a) the payment in full in cash and performance of all Secured Obligations, (b) the termination of all Commitments and (c) either (i) the cancellation and return to the Administrative Agent of all Letters of Credit or (ii) the cash collateralization of all Letters of Credit in accordance with the Credit Agreement.

Parent means LECG Corporation, a Delaware corporation.

Pledged Notes means all promissory notes listed on Schedule 1, as amended from time to time, and all other Intercompany Notes at any time issued to any Grantor.

Proceeds means all “proceeds” as such term is defined in Section 9-102(a)(64) of the UCC and, in any event, shall include all income from the Pledged Notes, collections thereon or distributions or payments with respect thereto.

Secured Obligations means, collectively, the Company Obligations and Guarantor Obligations.

UCC means the Uniform Commercial Code as in effect on the date hereof and from time to time in the State of Illinois, provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interests in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy.

SECTION 2  GUARANTY.

2.1           Guaranty.  (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, as a primary obligor and not only a surety, guaranties to the Administrative Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Company when due (whether at the stated maturity, by acceleration or otherwise) of the Company Obligations.

(b)           Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guarantied by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

(c)           Each Guarantor agrees that the Secured Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guaranty contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.

(d)           The guaranty contained in this Section 2 shall remain in full force and effect until all of the Secured Obligations shall have been Paid in Full.

(e)           No payment made by the Company, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Company, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Secured Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Secured Obligations or any payment received or collected from such Guarantor in respect of the Secured Obligations), remain liable for the Secured Obligations up to the maximum liability of such Guarantor hereunder until the Secured Obligations are Paid in Full.

2.2           Right of Contribution.  Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment.  Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.3.  The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the Lenders, and each Guarantor shall remain liable to the Administrative Agent and the Lenders for the full amount guarantied by such Guarantor hereunder.

2.3           No Subrogation.  Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Company or any other Guarantor or any collateral security or guaranty or right of offset held by the Administrative Agent or any Lender for the payment of the Secured Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Company or any other Guarantor in respect of payments made by such Guarantor hereunder, until all of the Secured Obligations are Paid in Full, no Letter of Credit shall be outstanding and the Commitments are terminated.  If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Secured Obligations shall not have been Paid in Full, such amount shall be held by such Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Secured Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

2.4           Amendments, etc. with respect to the Secured Obligations.  Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Secured Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender and any of the Secured Obligations continued, and the Secured Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guaranty therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all the Lenders, as the case may be) may deem advisable from time to time.  Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Secured Obligations or for the guaranty contained in this Section 2 or any property subject thereto.

The Administrative Agent or any Lender may, from time to time, at its sole discretion and without notice to any Guarantor (or any of them), take any or all of the following actions:  (a) retain or obtain a security interest in any property to secure any of the Secured Obligations or any obligation hereunder, (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Secured Obligations, (c) extend or renew any of the Secured Obligations for one or more periods (whether or not longer than the original period), alter or exchange any of the Secured Obligations, or release or compromise any obligation of any of the undersigned hereunder or any obligation of any nature of any other obligor with respect to any of the Secured Obligations, (d) release any guaranty or right of offset or its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Secured Obligations or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and (e) resort to the undersigned (or any of them) for payment of any of the Secured Obligations when due, whether or not the Administrative Agent or such Lender shall have resorted to any property securing any of the Secured Obligations or any obligation hereunder or shall have proceeded against any other of the undersigned or any other obligor primarily or secondarily obligated with respect to any of the Secured Obligations.

2.5           Waivers.  Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Secured Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon the guaranty contained in this Section 2 or acceptance of the guaranty contained in this Section 2; the Secured Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guaranty contained in this Section 2, and all dealings between the Company and any of the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guaranty contained in this Section 2.  Each Guarantor waives

(a) diligence, presentment, protest, demand for payment and notice of default, dishonor or nonpayment and all other notices whatsoever to or upon the Company or any of the Guarantors with respect to the Secured Obligations, (b) notice of the existence or creation or non-payment of all or any of the Secured Obligations and (c) all diligence in collection or protection of or realization upon any Secured Obligations or any security for or guaranty of any Secured Obligations.

2.6           Payments.  Each Guarantor hereby guaranties that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in the applicable Agreed Currency at the office of the Administrative Agent specified in the Credit Agreement.

SECTION 3  GRANT OF SECURITY INTEREST.

Each Grantor hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Lenders and (to the extent provided herein) their Affiliates, a continuing security interest in all of its Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Company Obligations or the Guarantor Obligations, as the case may be.

SECTION 4  REPRESENTATIONS AND WARRANTIES.

To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Company thereunder, each Grantor jointly and severally hereby represents and warrants to the Administrative Agent and each Lender that:

4.1           Title; No Other Liens.  The Grantors own each item of the Collateral free and clear of any and all Liens or claims of others.  No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except filings for which termination statements have been delivered to the Administrative Agent.

4.2           Perfected First Priority Liens.  The security interests granted pursuant to this Agreement (a) upon delivery of the Pledged Notes to the Administrative Agent, together with note powers executed in blank, will constitute valid perfected security interests in all of the Collateral in favor of the Administrative Agent, for the ratable benefit of the Lenders, as collateral security for each Grantor’s Obligations, enforceable in accordance with the terms hereof against all creditors of each Grantor and any Persons purporting to purchase any Collateral from each Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for Permitted Liens for which priority is accorded under applicable law.  The actions specified in clause (a) constitute all of the actions necessary to perfect all security interests granted hereunder.

4.3           Pledged Notes.

(a)           Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms (subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing).

(b)           Schedule 1, as supplemented from time to time by the Grantors, each of which supplements shall operate as an amendment to this Agreement when provided to the Administrative Agent, lists all of the Pledged Notes owned by each Grantor.  Each Grantor is the record and beneficial owner of, and has good and marketable title to, the Pledged Notes pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person.

SECTION 5  COVENANTS.

Each Grantor covenants and agrees with the Administrative Agent and the Lenders that, from and after the date of this Agreement until the Secured Obligations shall have been Paid in Full:

5.1           Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having the priority described in Section 4.2 and shall defend such security interest against the claims and demands of all Persons whomsoever.

5.2           At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.

SECTION 6  REMEDIAL PROVISIONS.

6.1           Pledged Notes.

(a)           Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent’s intent to exercise its corresponding rights pursuant to Section 6.1(b), each Grantor shall be permitted to receive all payments made in respect of the Pledged Notes.

(b)           If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any and all distributions, payments or other Proceeds paid in respect of the Pledged Notes and make application thereof to the Obligations in such order as the Administrative Agent may determine, and (ii) any or all of the Pledged Notes shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Notes as if it were the absolute owner thereof (including the right to exchange at its discretion any and all of the Pledged Notes upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Pledged Notes, and in connection therewith, the right to deposit and deliver any and all of the Pledged Notes with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(c)           Each Grantor hereby authorizes and instructs each Issuer of any Pledged Note pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying and (ii) unless otherwise expressly permitted hereby, pay any distributions or other payments with respect to the Pledged Notes directly to the Administrative Agent.

6.2           Proceeds to be Turned Over to Administrative Agent.  If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, all Proceeds received by any Grantor consisting of cash, checks and other cash equivalent items shall be held by such Grantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required).  All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a collateral account maintained under its sole dominion and control.  All Proceeds, while held by the Administrative Agent in any collateral account (or by such Grantor in trust for the Administrative Agent and the Lenders) established pursuant hereto, shall continue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

6.3           Application of Proceeds.  If an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent’s election, the Administrative Agent may apply all or any part of Proceeds from the sale of, or other realization upon, all or any part of the Collateral in payment of the Secured Obligations in such order as the Administrative Agent shall determine in its discretion.  Any part of such funds which the Administrative Agent elects not so to apply and deems not required as collateral security for the Secured Obligations shall be paid over from time to time by the Administrative Agent to the applicable Grantor or to whomsoever may be lawfully entitled to receive the same.  Any balance of such Proceeds remaining after the Secured Obligations shall have been Paid in Full shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive the same.  In the absence of a specific determination by the Administrative Agent, the Proceeds from the sale of, or other realization upon, all or any part of the Collateral in payment of the Secured Obligations shall be applied in the following order:

FIRST, to the payment of all fees, costs, expenses and indemnities of the Administrative Agent (in its capacity as such), including Attorney Costs, and any other Secured Obligations owing to the Administrative Agent in respect of sums advanced by the Administrative Agent to preserve the Collateral or to preserve its security interest in the Collateral, until paid in full;
SECOND, to the payment of all fees, costs, expenses and indemnities of the Lenders, pro-rata, until paid in full;
THIRD, to the payment of all of the Secured Obligations in respect of the Swing Line Loans to the Swing Line Lender, until paid in full;
FOURTH, to the payment of all of the Secured Obligations (other than Bank Product Obligations and Hedging Obligations) consisting of accrued and unpaid interest owing to any Lender, pro-rata, until paid in full;
FIFTH, to the payment of all Secured Obligations (other than Bank Product Obligations and Hedging Obligations) consisting of principal owing to any Lender, pro-rata, until paid in full;
SIXTH, to the payment to the Administrative Agent of an amount equal to all Secured Obligations in respect of outstanding Letters of Credit to be held as cash collateral in respect of such obligations;
SEVENTH, to the payment of all Bank Products Obligations and Hedging Obligations owing to any Lender or its Affiliates, pro-rata, until paid in full;
EIGHTH, to the payment of all other Secured Obligations owing to each Lender, pro-rata, until paid in full; and
NINTH, to the payment of any remaining Proceeds, if any, to whomever may be lawfully entitled to receive such amounts.

6.4           Code and Other Remedies.  If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC or any other applicable law.  Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it reasonably may deem advisable and at such prices as it reasonably may deem best, for cash or on credit or for future delivery with assumption of any credit risk.  The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released.  Each Grantor further agrees, at the Administrative Agent’s request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor’s premises or elsewhere.  The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.4 in the order set forth in Section 6.3.  To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder.  If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

6.5           Waiver; Deficiency.  Each Grantor waives and agrees not to assert any rights or privileges which it may acquire under Section 9-626 of the UCC.  Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations in full and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

SECTION 7  THE ADMINISTRATIVE AGENT.

7.1           Administrative Agent’s Appointment as Attorney-in-Fact, etc.  (a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of and at the expense of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i)            in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due with respect to any Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due with respect to any other Collateral whenever payable; and

(ii)           (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (4) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (5) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; and (6) generally sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent’s security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this Section 7.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

(b)           If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c)           Each Grantor hereby ratifies all that such attorneys shall lawfully do or cause to be done by virtue hereof.  All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

7.2           Duty of Administrative Agent.  The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account.  Neither the Administrative Agent or any Lender nor any of their respective officers, directors, employees or agents shall be liable for any failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.  The powers conferred on the Administrative Agent and the Lenders hereunder are solely to protect the Administrative Agent’s and the Lenders’ interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers.  The Administrative Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder.

7.3           Authority of Administrative Agent.  Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

SECTION 8  MISCELLANEOUS.

8.1           Amendments in Writing.  None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 15.1 of the Credit Agreement.

8.2           Notices.  All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be addressed to the Company and effected in the manner provided for in Section 15.3 of the Credit Agreement and each Grantor hereby appoints the Company as its agent to receive notices hereunder.

8.3           Enforcement Expenses.  (a) Each Grantor agrees, on a joint and several basis, to pay or reimburse on demand each Lender and the Administrative Agent for all reasonable out-of-pocket costs and expenses (including Attorney Costs) incurred in collecting against any Guarantor under the guaranty contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents.

(b)           Each Grantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(c)           The agreements in this Section 8.4 shall survive repayment of all (and shall be) Secured Obligations (and termination of all commitments under the Credit Agreement), any foreclosure under, or any modification, release or discharge of, any or all of the Collateral Documents and termination of this Agreement.

8.4           Captions.  Section captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

8.5           Nature of Remedies.  All Secured Obligations of each Grantor and rights of the Administrative Agent and the Lenders expressed herein or in any other Loan Document shall be in addition to and not in limitation of those provided by applicable law.  No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

8.6           Counterparts.  This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.  Receipt by telecopy of any executed signature page to this Agreement or any other Loan Document shall constitute effective delivery of such signature page.

8.7           Severability.  The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

8.8           Entire Agreement.  This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof and any prior arrangements made with respect to the payment by any Grantor of (or any indemnification for) any fees, costs or expenses payable to or incurred (or to be incurred) by or on behalf of the Administrative Agent or the Lenders.

8.9           Successors; Assigns.  This Agreement shall be binding upon Grantors, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of Grantors, Lenders and the Administrative Agent and the successors and assigns of the Lenders and the Administrative Agent.  No other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.  No Grantor may assign or transfer any of its rights or Obligations under this Agreement without the prior written consent of the Administrative Agent.

8.10         Governing Law.  THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

8.11         Forum Selection; Consent to Jurisdiction.  ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE

ADMINISTRATIVE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION.  EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE.  EACH GRANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS.  EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

8.12         Waiver of Jury Trial.  EACH GRANTOR, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

8.13         Acknowledgements.  Each Grantor hereby acknowledges that:

(a)           it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b)           neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)           no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Grantors and the Lenders.

8.14         Additional Grantors.  Each Loan Party that is required to become a party to this Agreement pursuant to Section 10.9 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Loan Party of a joinder agreement in the form of Annex I hereto.

8.15         Releases.  At such time as the Secured Obligations have been Paid in Full, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors.  At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to the Grantors any Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination.

8.16         Obligations and Liens Absolute and Unconditional.  Each Grantor understands and agrees that the obligations of each Grantor under this Agreement shall be construed as a continuing, absolute and unconditional without regard to (a) the validity or enforceability of any Loan Document, any of the Secured Obligations or any other collateral security therefor or guaranty or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Grantor or any other Person against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of any Grantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Grantor for the Secured Obligations, in bankruptcy or in any other instance.  When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Grantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any other Grantor or any other Person or against any collateral security or guaranty for the Secured Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from any other Grantor or any other Person or to realize upon any such collateral security or guaranty or to exercise any such right of offset, or any release of any other Grantor or any other Person or any such collateral security, guaranty or right of offset, shall not relieve any Grantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against any Grantor.  For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

8.17         Reinstatement.  This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor or any Issuer for liquidation or reorganization, should Grantor or any Issuer become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Grantor’s or and Issuer’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

[signature page follows]

Each of the undersigned has caused this Guaranty and Pledge Agreement to be duly executed and delivered as of the date first above written.

LECG, LLC

By:	/s/ JOHN C. BURKE
Title:	Chief Financial Officer

LECG CORPORATION

By:	/s/ JOHN C. BURKE
Title:	Chief Financial Officer

LECG CANADA HOLDING, INC.

By:	/s/ JOHN C. BURKE
Title:	Chief Financial Officer

SILICON VALLEY EXPERT WITNESS GROUP, INC.

By:	/s/ JOHN C. BURKE
Title:	Chief Financial Officer

LASALLE BANK NATIONAL ASSOCIATION,
as Agent

By:	/s/ PATRICK J. O’TOOLE
Title:	First Vice President

SCHEDULE 1

PLEDGED NOTES

Grantor (owner of Record of such Pledged Notes)	Issuer	Pledged Notes Description
None.

ANNEX I

FORM OF JOINDER TO GUARANTY AND PLEDGE AGREEMENT

This JOINDER AGREEMENT (this “Agreement”) dated as of [______] is executed by the undersigned for the benefit of LaSalle Bank National Association, as the Administrative Agent (the “Administrative Agent”) in connection with that certain Guaranty and Pledge Agreement dated as of December 15, 2006 among the Grantors party thereto and the Administrative Agent (as amended, restated, supplemented or modified from time to time, the “Guaranty and Pledge Agreement”).  Capitalized terms not otherwise defined herein are being used herein as defined in the Guaranty and Pledge Agreement.

Each Person signatory hereto is required to execute this Agreement pursuant to Section 8.1 of the Guaranty and Pledge Agreement.

In consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each signatory hereby agrees as follows:

1.             Each such Person assumes all the obligations of a Grantor and a Guarantor under the Guaranty and Pledge Agreement and agrees that such person or entity is a Grantor and a Guarantor and bound as a Grantor and a Guarantor under the terms of the Guaranty and Pledge Agreement, as if it had been an original signatory to such agreement.  In furtherance of the foregoing, such Person hereby assigns, pledges and grants to the Administrative Agent a security interest in all of its right, title and interest in and to the Collateral owned thereby to secure the Secured Obligations.

2.             Schedule 1 of the Guaranty and Pledge Agreement is hereby amended to add the information relating to each such Person set out on Schedule 1 hereof.  Each such Person hereby makes to the Administrative Agent the representations and warranties set forth in the Guaranty and Pledge Agreement applicable to such Person and the applicable Collateral and confirms that such representations and warranties are true and correct after giving effect to such amendment to such Schedules.

3.             In furtherance of its obligations under Section 5.1 of the Guaranty and Pledge Agreement, each such Person agrees to deliver to the Administrative Agent such documentation as the Administrative Agent (or its successors or assigns) may require to evidence, protect and perfect the Liens created by the Guaranty and Pledge Agreement, as modified hereby.  Each such Person acknowledges the authorizations given to the Administrative Agent under Section 7.1    of the Guaranty and Pledge Agreement and otherwise.

4.             Each such Person’s address for notices under the Guaranty and Pledge Agreement shall be the address of the Company set forth in the Credit Agreement and each such Person hereby appoints the Company as its agent to receive notices hereunder.

5.             This Agreement shall be deemed to be part of, and a modification to, the Guaranty and Pledge Agreement and shall be governed by all the terms and provisions of the Guaranty and Pledge Agreement, with respect to the modifications intended to be made to such agreement, which terms are incorporated herein by reference, are ratified and confirmed and shall continue in full force and effect as valid and binding agreements of each such person or entity enforceable against such person or entity.  Each such Person hereby waives notice of the Administrative Agent’s acceptance of this Agreement.  Each such Person will deliver an executed original of this Agreement to the Administrative Agent.

[add signature block for each new Grantor]